CUSIP # 43739Q100

EXHIBIT 1

Joint Filing Agreement

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13G referred to below) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $0.0001 per share, of HomeAway, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 13th day of February, 2015.

TCV VI, L.P.
a Delaware limited partnership,
acting by its general partner

Technology Crossover Management VI, L.L.C.
a Delaware limited liability company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV MEMBER FUND, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VI, L.L.C.
a Delaware limited liability company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TECHNOLOGY CROSSOVER MANAGEMENT VI, L.L.C.
a Delaware limited liability company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

CUSIP # 43739Q100

TCV VII, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VII, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VII, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV VII (A), L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VII, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VII, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TECHNOLOGY CROSSOVER MANAGEMENT VII, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VII, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

CUSIP # 43739Q100

TECHNOLOGY CROSSOVER MANAGEMENT VII, LTD., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

JAY C. HOAG

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact

RICHARD H. KIMBALL

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact

JOHN L. DREW

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact

JON Q. REYNOLDS, JR.

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact

CUSIP # 43739Q100

ROBERT W. TRUDEAU

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact

CHRISTOPHER P. MARSHALL

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact

TIMOTHY P. MCADAM

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact

CUSIP # 43739Q100

JOHN C. ROSENBERG

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact

DAVID L. YUAN

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact